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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                   FORM 8 - K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 4, 2000


                          CYTOCLONAL PHARMACEUTICS INC.
                          -----------------------------
               (Exact name of Registrant as Specified in Charter)


         DELAWARE                       0-26918                 75-2402409
         --------                       -------                 ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
   of Incorporation)                  File Number)           Identification No.)


9000 HARRY HINES BOULEVARD, SUITE 330, DALLAS, TEXAS              75235
----------------------------------------------------              -----
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (214) 353-2922


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On February 4, 2000, the registrant issued the press release filed as
Exhibit 99.1 hereto and incorporated herein by reference, announcing that it intended to call for redemption its outstanding Class C Warrants for cash at the redemption price of $.05 per Class C Warrant. On February 7, 2000, the registrant distributed to the registered holders of its Class C Warrants the Notice of Redemption of Class C Warrants filed as Exhibit 99.2 hereto. Each Class C Warrant is exercisable at an aggregate exercise price of $6.50 per Class C Warrant prior to 5:00 p.m. (Eastern Standard Time) on March 8, 2000. If a Class C Warrant is exercised, the holder will receive one share of common stock (NASDAQ:CYPH) and one Class D Warrant (NASDAQ:CYPHZ) of Cytoclonal Pharmaceutics Inc. After 5:00 p.m. on March 8, 2000, the Class C Warrants will no longer be exercisable, and the holders will have only the right to receive the redemption price.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit
         Number            Description

         99.1              Press release issued February 4, 2000.

         99.2 Notice of Redemption of Class C Warrants distributed to the registered holders of Class C Warrants.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CYTOCLONAL PHARMACEUTICS INC.


Date: February 9, 2000
                                        By:/s/ DANIEL SHUSTERMAN
                                           ----------------------------------
                                           Daniel Shusterman
                                           Vice President Operations
                                           Treasurer and Chief Financial Officer






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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press Release issued February 4, 2000.

 99.2           Notice of Redemption of Class C Warrants.